Exhibit 10.15

AMENDMENT NO. 4 AND RESIGNATION, WAIVER, CONSENT AND APPOINTMENT AGREEMENT

This Amendment No. 4 and Resignation, Waiver, Consent and Appointment Agreement (this “Agreement”) is entered into as of August 6, 2009, by and among Lehman Commercial Paper Inc. (“Lehman”), a debtor and debtor in possession under chapter 11 of the Bankruptcy Code (defined below) acting alone or through one or more of its branches as the Administrative Agent and Swing Line Lender (in such capacities, the “Existing Agent”) under that certain Credit Agreement (as defined below), the Required Lenders party hereto, Wachovia Bank, National Association, as Successor Agent (defined below), West Corporation (the “Borrower”) and the other Loan Parties party hereto. Defined terms in the Credit Agreement have the same meanings where used herein, unless otherwise defined.

RECITALS

WHEREAS, the Borrower, the Lenders, the Existing Agent and other agents and parties party thereto have entered into the Credit Agreement, dated as of October 24, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, On October 5, 2008, the Existing Agent commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) and on such date, pursuant to section 362(a) of the Bankruptcy Code, an automatic stay went into effect that prohibits actions to interfere with, or obtain possession or control of, the Existing Agent’s property or to collect or recover from the Existing Agent any debts or claims that arose before such date;

WHEREAS, the Existing Agent desires to resign as Administrative Agent and Swing Line Lender under the Credit Agreement and the other Loan Documents;

WHEREAS, the Borrower and the Required Lenders desire to ratify the appointment of Wachovia Bank, National Association as successor Administrative Agent and successor Swing Line Lender (in such capacities together, the “Successor Agent”) under the Credit Agreement and the other Loan Documents, and the Successor Agent wishes to accept such appointment;

WHEREAS, Omnium Worldwide, Inc., a Subsidiary of the Borrower, merged with and into West Asset Management, Inc. (“WAM”), a Subsidiary of the Borrower, effective October 1, 2007; and

WHEREAS, WAM desires to assign and transfer its Designated Amount to the Borrower, and the Borrower agrees to such assignment and transfer through the execution and delivery of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1. Agency Resignation, Waiver, Consent and Appointment.

(a) As of the Effective Date (as defined below), (i) the Existing Agent hereby resigns as the Administrative Agent and Swing Line Lender as provided under Section 9.09 (Successor Agents) of the Credit Agreement and shall have no further obligations under the Loan Documents in such capacities; (ii) the Required Lenders hereby appoint Wachovia Bank, National

Association as successor Administrative Agent and Swing Line Lender under the Credit Agreement and the other Loan Documents; (iii) the Borrower and Required Lenders hereby waive any notice requirement provided for under the Loan Documents in respect of such resignation or appointment; (iv) the Borrower and Required Lenders hereby consent to the appointment of the Successor Agent; (v) Wachovia Bank, National Association hereby accepts its appointment as Successor Agent; (vi) the Successor Agent shall bear no responsibility for any actions taken or omitted to be taken by the Existing Agent while it served as Administrative Agent and Swing Line Lender under the Credit Agreement and the other Loan Documents; and (vii) each of the Existing Agent and Borrower authorizes the Successor Agent to file any Uniform Commercial Code assignments or amendments with respect to the Uniform Commercial Code Financing Statements, mortgages, and take any other actions or make any other filings in respect of the Collateral as the Successor Agent reasonably deems necessary or desirable to evidence the Successor Agent’s succession as Administrative Agent under the Credit Agreement and the other Loan Documents and each party hereto agrees to execute any and all documentation the Successor Agent believes reasonably necessary to evidence such succession; provided that the Existing Agent shall bear no responsibility for any actions taken or omitted to be taken by the Successor Agent under this clause (vii).

(b) The parties hereto hereby confirm that the Successor Agent succeeds to the Credit Agreement and becomes vested with all of the rights, powers, privileges and duties of the Administrative Agent and Swing Line Lender under each of the Loan Documents, and subject to Section 11 hereof, the Existing Agent is discharged from all of its duties and obligations as the Administrative Agent and Swing Line Lender under the Credit Agreement or the other Loan Documents, in each case, as of the Effective Date.

(c) Subject to Section 11 hereof, the parties hereto hereby confirm that, as of the Effective Date, all of the provisions of the Credit Agreement, including, without limitation, Article IX (Administrative Agent and Other Agents), Section 10.04 (Attorney Costs, Expenses and Taxes) and Section 9.06 (Indemnification of Agents) to the extent they pertain to the Existing Agent, continue in effect for the benefit of the Existing Agent, its sub-agents and their respective affiliates in respect of any actions taken or omitted to be taken by any of them while the Existing Agent was acting as Administrative Agent and inure to the benefit of the Existing Agent.

(d) The Existing Agent hereby assigns to the Successor Agent all of its rights under the Loan Documents and each of the Liens and security interests held by the Existing Agent under the Loan Documents and the Successor Agent hereby assumes all such Liens, for its benefit and for the benefit of the Secured Parties.

(e) On the Effective Date, or as soon as reasonably practicable thereafter, the Existing Agent shall deliver all possessory collateral held by it for the benefit of the Lenders to the Successor Agent. On and after the Effective Date, until such time as such possessory collateral has been delivered to the Successor Agent, all possessory collateral held by the Existing Agent for the benefit of the Lenders shall be deemed to be held by the Existing Agent as agent and bailee for the benefit and on behalf of the Successor Agent for the benefit of the Secured Parties. Notwithstanding anything herein to the contrary, each Loan Party agrees that all of such Liens granted by any Loan Party, shall in all respects be continuing and in effect and are hereby ratified and reaffirmed by each Loan Party. Without limiting the generality of the foregoing, any reference to the Existing Agent on any publicly filed document, to the extent such filing relates to the liens and security interests in the Collateral assigned hereby and until such filing is modified to reflect the interests of the Successor Agent, shall, with respect to such liens and security interests, constitute a reference to the Existing Agent as collateral representative of the Successor

Agent (provided, that the parties hereto agree that the Existing Agent’s role as such collateral representative shall impose no duties, obligations, or liabilities on the Existing Agent, including, without limitation, any duty to take any type of direction regarding any action to be taken against such Collateral, whether such direction comes from the Successor Agent, the Required Lenders, or otherwise and the Existing Agent shall have the full benefit of the protective provisions of Article IX (Administrative Agent and Other Agents), including, without limitation, Section 9.06 (Indemnification of Agents) while serving in such capacity). The Successor Agent agrees to take possession of any possessory collateral delivered to the Successor Agent following the Effective Date upon tender thereof by the Existing Agent.

(f) Each of the Borrower, the other Loan Parties, the Existing Agent and the Lenders hereby unconditionally and irrevocably waive all claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, which any of them may have or claim to have against Wachovia Bank, National Association (in its capacity as Successor Agent) or its agents, employees, officers, affiliates, directors, representatives, attorneys, successors and assigns (collectively, the “Wachovia Released Parties”) to the extent arising (i) at any time before the Effective Date out of or in connection with the Loan Documents or (ii) out of any actions or inaction (x) by the Existing Agent prior to the Effective Date (including resulting in any defect, insufficiency or failure to perfect in Collateral) or (y) by the Successor Agent at any time in reliance on information furnished to it on or prior to the Effective Date with respect to the Register, the Collateral or any other matter under the Loan Documents (collectively, the “Wachovia Claims”). Each of the Borrower, the other Loan Parties, the Existing Agent and the Lenders further agree forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Wachovia Released Parties with respect to such Wachovia Claims. Each of the Wachovia Released Parties shall be a third party beneficiary of this Amendment. The foregoing waiver is not intended to alter any contractual obligation under the Loan Documents of the Wachovia Released Parties existing immediately prior to the existence of this agreement.

(g) The Successor Agent hereby unconditionally and irrevocably waives all claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, which any of them may have or claim to have against Lehman (in its capacity as Existing Agent) or its agents, employees, officers, affiliates, directors, representatives, attorneys, successors and assigns (collectively, the “Lehman Released Parties”) to the extent arising (i) at any time after the Effective Date out of or in connection with the Loan Documents or (ii) out of any actions or inaction by the Successor Agent on and after the Effective Date (collectively, the “Lehman Claims”). The Successor Agent further agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Lehman Released Parties with respect to such Lehman Claims. Each of the Lehman Released Parties shall be a third party beneficiary of this Amendment.

(h) Notwithstanding the provisions of Section 2.08 (Interest) and Section 2.09 (Fees) of the Credit Agreement (i) on the Effective Date the Borrower shall pay to the Existing Agent, for the account of the applicable Lenders all interest and commitment fees accrued through the date immediately prior to the Effective Date, at the Existing Agent’s office in Dollars and Same Day Funds, and the Existing Agent will distribute to each Lender its Pro Rata Share (or other applicable share as provided in the Credit Agreement) of such payment in like finds as received by wire transfer to such Lender’s Lending Office and (ii) thereafter the Borrower shall pay to the Successor Agent, for the account of the applicable Lenders all interest and commitment fees accruing on and after the Effective Date in accordance with the provisions of Section 2.08 (Interest) and Section 2.09 (Fees) of the Credit Agreement.

2. Amendments. The Credit Agreement is, effective as of the Effective Date, hereby amended as follows:

(a) The definition of “Defaulting Lender” in Section 1.01 (Defined Terms) is hereby amended by deleting the phrase “or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding” and replacing it with the following:

“(c) has given notice to Administrative Agent or Borrower that it will not make, or that it has disaffirmed or repudiated any obligation to make any Revolving Credit Loan or fund any participation in L/C Obligations or participation in Swing Line Loans hereunder (unless such notice is given by all Lenders) and has not revoked such notice or reaffirmed its obligations to make any Revolving Credit Loan and fund any participations in L/C Obligations and participations in Swing Line Loans hereunder, or (d) has (i) become and continues to be the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become and continues to be the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment, or (ii) been taken over by the FDIC or any other state or federal regulator or Governmental Authority.”

(b) The definition of “Designated Amount” in Section 1.01 (Defined Terms) is hereby replaced with the following:

“Designated Amount” means: (a) with respect to the Term B-2 Loans, (i) with respect to the Borrower and each of the Subsidiary Borrowers (other than West Notifications Group, Inc., a Delaware corporation (“WNG”), InterCall, Inc., a Delaware corporation (“InterCall”), West Direct II, Inc., an Arizona corporation (“WDII”), Intrado Inc., a Delaware corporation (“Intrado”), TeleVox Software, Incorporated, a Delaware corporation (“TeleVox”), West Direct, LLC, a Delaware limited liability company (“WDI”), West Interactive Corporation, a Delaware corporation (“West Interactive”), West Business Services, LLC, a Delaware limited liability company (“WBS”), and West Customer Management Group, LLC, a Delaware limited liability company (“WCMG”)), $672,500,000, (ii) with respect to WNG, $21,000,000, (iii) with respect to WDII, $45,500,000, (iv) with respect to InterCall, $684,000,000, (v) with respect to Intrado, $439,000,000, (vi) with respect to TeleVox, $133,600,000, (vii) with respect to WDI, $25,600,000, (viii) with respect to West Interactive, $118,700,000, (ix) with respect to WBS, $134,900,000, and (x) with respect to WCMG, $125,200,000 and (b) with respect to the Incremental Term B-3 Loans, (i) with respect to the Borrower and each of the Subsidiary Borrowers (other than InterCall), $84,000,000 and (ii) with respect to InterCall, $50,000,000.”

(c) The definition of “LCPI” in Section 1.01 (Defined Terms) is hereby deleted in its entirety.

(d) Each instance of the words “Lehman Commercial Paper Inc.” and “LCPI” is hereby replaced with “Wachovia Bank, National Association” and “Wachovia,” as applicable.

(e) A new definition is hereby added, in alphabetical order, as follows:

“Wachovia” means Wachovia Bank, National Association.”

(f) Section 2.03 (Letters of Credit) is hereby amended by (1) deleting “or” at the end of Section 2.03(a)(ii)(D), (2) deleting the period at the end of Section 2.03(a)(ii)(E) and replacing it with “; or” and (3) inserting the following new Section 2.03(a)(ii)(F): “any Revolving Credit Lender is then a Defaulting Lender, unless cash collateral or other credit support reasonably satisfactory to L/C Issuer has been pledged or otherwise provided to L/C Issuer in respect of such Defaulting Lender’s participation in such requested Letter of Credit or L/C Issuer has otherwise entered into arrangements reasonably satisfactory to L/C Issuer to eliminate L/C Issuer’s risk with respect to such Defaulting Lender.”

(g) Section 2.04 (Swing Line Loans) is hereby amended by adding the following new paragraph at the end of Section 2.04(a):

“Notwithstanding anything to the contrary contained in this Section 2.04, the Swing Line Lender shall not be obligated to make any Swing Line Loans at any time when any Lender is a Defaulting Lender hereunder, unless cash collateral or other credit support reasonably satisfactory to Swing Line Lender has been pledged or otherwise provided to Swing Line Lender in respect of such Defaulting Lender’s participation in such Swing Line Loan, or Borrower and/or Swing Line Lender have otherwise entered into arrangements reasonably satisfactory to Swing Line Lender to eliminate Swing Line Lender’s risk with respect to such Defaulting Lender, in which case, subject to the terms and conditions hereof, Swing Line Lender will make Swing Line Loans as set forth in Section 2.04(b).”

(h) A new Section 9.14 is hereby added to the end of Article IX of the Credit Agreement to read in full as follows:

“SECTION 9.14. Removal of Agent that is a Defaulting Lender. If at any time any Lender serving as an Agent becomes a Defaulting Lender, or an Affiliate of a Defaulting Lender is serving as an Agent, and such Defaulting Lender fails to cure all defaults that caused it to become a Defaulting Lender within 10 Business Days from the date it became a Defaulting Lender, then the Required Lenders may, but shall not be required to, direct such Agent to, and such Agent shall be obligated to, resign as Agent (including, without limitation, any functions and duties as “collateral agent”, as L/C Issuer and/or Swing Line Lender, as the case may be), and upon the direction of the Required Lenders such Agent shall be required to so resign, in accordance with the terms of Section 9.09.”

(f) Schedule 1.01G of the Credit Agreement is hereby deleted in its entirety and a new Schedule 1.01G as set forth as Schedule 5 hereto is inserted in its place.

3. Assignment and Assumption. WAM hereby assigns to the Borrower, and the Borrower hereby assumes from WAM, as of the Effective Date, all of WAM’s rights and obligations in its capacity as a Subsidiary Borrower under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to its Designated Amount.

4. Address for Notices.

(a) As of the Effective Date, the address of the “Administrative Agent” for the purposes of Section 10.02 (Notices and Other Communications; Facsimile Copies) shall be as follows:

Wachovia Bank, National Association

301 South College Street, NC5562

Charlotte, North Carolina 28288

Attention: Mark Felker

Telecopy no: 704.383.7611

E-Mail Address: mark.felker@wachovia.com

with a copy to:

Wachovia Bank, National Association

1525 WT Harris Blvd.

Charlotte, NC 28262

Attention: Agency Services

Telecopy no: 704-590-2706

E-Mail Address: yvette.mcqueen@wachovia.com

(b) As of the Effective Date, the Borrower hereby agrees that any payment to be made pursuant to the Credit Agreement, including, without limitation, Section 2.12 (Payments Generally) shall be made to the address set forth in Section 4(a) hereof.

5. Representations and Warranties.

(a) Lehman hereby represents and warrants that it is legally authorized to enter into and has duly executed and delivered this Agreement.

(b) Successor Agent hereby represents and warrants that it is legally authorized to enter into and has duly executed and delivered this Agreement.

(c) Each Loan Party hereby represents and warrants that (i) it is legally authorized to enter into and has duly executed and delivered this Agreement, (ii) no Default or Event of Default has occurred and is continuing, including, specifically, with respect to Section 6.06 (Maintenance of Properties), Section 6.07 (Maintenance of Insurance), Section 6.11 (Covenant to Guarantee Obligations and Give Security), Section 6.13 (Further Assurances and Post-Closing Conditions) and Section 7.01 (Liens) of the Credit Agreement, (iii) the representations and warranties set forth in Article V (Representations and Warranties) of the Credit Agreement and in the Collateral Documents and other Loan Documents, including, specifically, Section 5.12 (Subsidiaries; Equity Interests; Borrower Information) of the Credit Agreement and Section 3.02 (Representations and Warranties) of the Security Agreement, are true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of the Closing Date (as defined in the Credit Agreement), except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; (iv) Schedule 2 contains a complete list of all possessory Collateral and security filings related to the Collateral delivered to the Existing Agent; (v) the actions described in Schedule 3 hereto have been performed prior to the date hereof; and (vi) all security interests created in favor of the Existing Agent for the benefit of the secured parties under the Loan Documents are valid security interests in the Collateral, as security for the Obligations.

6. Conditions Precedent to Effectiveness. The obligations of the parties hereto set forth in Sections 1 and 2 hereof shall become effective immediately upon the date (the “Effective Date”) when each of the following conditions shall first have been satisfied:

(a) Each of the parties hereto shall have executed and delivered this Agreement;

(b) The Existing Agent shall have received from the Borrower payment, free and clear of any recoupment or set off, but subject, in each case, to Section 11 hereof, in immediately available funds of all amounts (including fees and expenses of counsel) set forth on Schedule 1 hereto, in each case to the account specified on Schedule 1 hereto; and

(c) The Existing Agent shall have completed each of the tasks listed on Schedule 4 hereto.

7. Further Assurances and Post-Closing Conditions.

(a) Without limiting its obligations in any way under any of the Loan Documents, the Borrower reaffirms and acknowledges its obligations to the Successor Agent with respect to the Credit Agreement and the other Loan Documents and that the delivery of any agreements, instruments or any other document and any other actions taken or to be taken shall be to the reasonable satisfaction of Successor Agent notwithstanding whether any of the foregoing was or were previously satisfactory to the Existing Agent.

(b) Each of the Borrower and the Existing Agent agrees that, following the Effective Date, it shall furnish, at the Borrower’s expense, additional releases, amendment or termination statements and such other documents, instruments and agreements as are customary and may be reasonably requested by the Successor Agent in order to effect and evidence more fully the matters covered hereby.

(c) Without limiting their obligations in any way under any of the Loan Documents or this Agreement, to the extent not delivered as of the Effective Date, each of the Borrower and the Existing Agent agrees that, within thirty (30) days of the Effective Date (or such later date as the Successor Agent may agree) it shall deliver, in each case in form and substance reasonably satisfactory to the Successor Agent, with respect to each Mortgaged Property identified in Schedule 6, (i) an executed assignment of Mortgage, (ii) an endorsement to Mortgage Policy, (iii) a Life-of-Loan flood hazard determination (together with a notice about special flood hazard status and flood disaster assistance duly executed by the Borrower and each Loan Party remaining thereafter), (iv) opinions of local counsel to the Loan Parties and (v) all documents, instruments and other agreements previously delivered to the Existing Agent in connection with Sections 4.01, 6.11 and 6.13 of the Credit Agreement.

(d) Subject to Section 11 hereof, the Borrower shall reimburse the Existing Agent for all reasonable out-of-pocket costs and expenses incurred by the Existing Agent in connection with any actions taken pursuant to Section 6(b) and (c) of this Agreement.

8. Effect of Agreement.

(a) Subject to Section 11 hereof, on and after the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified by this Agreement.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Agreement.

(c) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Agreement, this Agreement shall for all purposes constitute a Loan Document.

9. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Existing Agent, the Lenders, the Secured Parties and the Borrower.

10. Limitation. Each party hereto hereby agrees that this Agreement (i) does not impose on the Existing Agent affirmative obligations or indemnities not already existing as of the date of its petition commencing its proceeding under chapter 11 of the Bankruptcy Code, and that could give rise to administrative expense claims, and (ii) is not inconsistent with the terms of the Credit Agreement.

11. Reservation of Rights. Notwithstanding anything herein to the contrary including payment of the amounts set forth in Section 6(b), the Existing Agent and its affiliates expressly reserve all claims against Borrower, and Borrower expressly reserves all claims against Existing Agent and its affiliates, arising out of any alleged breaches of or otherwise relating to the Loan Documents or any other agreement among the Borrower, the Existing Agent and/or their respective affiliates, and none of such claims, or any defenses or offsets to any such claims, shall be deemed to have been waived or released or in any way affected by this Agreement. Without limiting in any way the foregoing, (a) the Existing Agent and its affiliates reserve all rights and claims with respect to any amounts payable under any of the Loan Documents or any other agreement among the Borrower, the Existing Agent and/or their respective affiliates (including the fees and expenses of counsel), and (b) the Borrower reserves all rights and claims arising out of any alleged breaches of any of the Loan Documents, or any other agreement among the Borrower, the Existing Agent and/or their respective affiliates, by Existing Agent or any of its affiliates, all defenses and offsets to any claims described by (a) or (b) of this paragraph of any person are likewise reserved.

12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

13. Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

14. Interpretation. This Agreement is a Loan Document for the purposes of the Credit Agreement.

15. Confidentiality. Schedule 1 and Schedule 2 to this Agreement are exclusively for the information of the parties hereto and the information therein may not be disclosed to any third party or circulated or referred to publicly without our prior written consent of Lehman.

16. Confirmation of Guaranties. By signing this Agreement, each Guarantor hereby confirms that (i) the obligations of the Loan Parties under the Credit Agreement as modified hereby and the other Loan Documents (x) are entitled to the benefits of the guarantees set forth in the Guaranty and (y) constitute Obligations, and (ii) notwithstanding the effectiveness of the terms hereof, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

17. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

LEHMAN COMMERCIAL PAPER INC., as Existing Agent

By:	/s/ Francis Chang
Name: Francis Chang
Title: Authorized Signatory

[SIGNATURE PAGE TO AGENCY RESIGNATION LETTER (WEST)]

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Successor Agent

By:	/s/ Tray Jones
Name: Tray Jones
Title: Vice President

[SIGNATURE PAGE TO AGENCY RESIGNATION LETTER (WEST)]

WEST CORPORATION,
as Borrower

By:	/s/ Paul M. Mendlik
Name: Paul M. Mendlik
Title: Chief Financial Officer/Treasurer

[SIGNATURE PAGE TO AGENCY RESIGNATION LETTER (WEST)]

COSMOSIS CORPORATION

INTERCALL, INC.

INTRADO COMMUNICATIONS INC.

INTRADO COMMUNICATIONS OF VIRGINIA INC.

INTRADO INC.

INTRADO INFORMATION SYSTEM HOLDINGS, INC.

INTRADO COMMAND SYSTEMS, INC.

GEO911, INC.

POSITRON PUBLIC SAFETY SYSTEMS CORP.

MASYS CORPORATION

NORTHERN CONTACT, INC.

TELEVOX SOFTWARE, INCORPORATED

WEST ASSET MANAGEMENT, INC.

WEST DIRECT II, INC.

WEST INTERACTIVE CORPORATION

WEST INTERNATIONAL CORPORATION

WEST NOTIFICATIONS GROUP, INC.

WEST RECEIVABLE SERVICES, INC.,

as Guarantors

By:	/s/ Paul M. Mendlik
Name: Paul M. Mendlik
Title: Chief Financial Officer/Treasurer

WEST BUSINESS SERVICES, LLC WEST DIRECT, LLC WEST FACILITIES, LLC WEST AT HOME, LLC WEST CUSTOMER MANAGEMENT GROUP, LLC, as Guarantors

By:	/s/ Paul M. Mendlik
Name: Paul M. Mendlik
Title: Chief Financial Officer/Treasurer

ASSET DIRECT MORTGAGE, LLC, as a Guarantor

By:	/s/ Paul M. Mendlik
Name: Paul M. Mendlik
Title: Manager

[SIGNATURE PAGE TO AGENCY RESIGNATION LETTER (WEST)]

INTERCALL TELECOM VENTURES, LLC, as a Guarantor

By:	InterCall, Inc., its sole member

By:	/s/ Paul M. Mendlik
Name: Paul M. Mendlik
Title: Chief Financial Officer/Treasurer

BUYDEBTCO, LLC THE DEBT DEPOT, LLC WEST ASSET PURCHASING, LLC, as a Guarantor

By:	West Receivable Services, Inc.

By:	/s/ Paul M. Mendlik
Name: Paul M. Mendlik
Title: Chief Financial Officer/Treasurer

INTRADO INTERNATIONAL, LLC, as a Guarantor

By:	/s/ Paul M. Mendlik
Name: Paul M. Mendlik
Title: Chief Financial Officer/Treasurer

STARGATE MANAGEMENT LLC, as a Guarantor

By:	/s/ Paul M. Mendlik
Name: Paul M. Mendlik
Title: Chief Financial Officer/Treasurer

[SIGNATURE PAGE TO AGENCY RESIGNATION LETTER (WEST)]

Schedule 1

Expenses

Payment in full of the following amounts (in the aggregate, the “Expenses”):

Costs and Expenses Payable by Borrower (the “Costs and Expenses”):[1]

Legal Fees (through August 5, 2009)	$79,875.59

Agency Fee (through August 10, 2009)	$118,356.16
Fees Paid (credit)	$(32,805.81)

Total Net Agency Fees	$85,550.35

Total Costs and Expenses (including legal fees)	$165,425.94

Wire Transfer Information for the Total Net Agency Fees:

Credit Bank: Citibank N.A.

ABA# 021-0000-89

Account No. 30434141

Acount Name: LCPI Bank Loans Agency

Ref: West Corp

Wire Transfer Information for the Legal Fees:

Credit Bank: JPMorgan Chase Bank

ABA# 021-0000-21

Account No. 0158-37-430

Account Name: Weil, Gotshal & Manges LLP

Ref: 73683.0846

[1]	Amounts to be updated to reflect actual effective date.

Schedule 2

Possessory Collateral

Stock Certificates:

1)	Attention Funding Corporation Stock Certificate No. 3 and accompanying stock power*

2)	Cosmosis Corporation Stock Certificate No. 1 and accompanying stock power

3)	InterCall, Inc. Stock Certificate No. 96 and accompanying stock power

4)	Intrado Communications Inc. Stock Certificate No. 1 and accompanying stock power

5)	Intrado Communications of Virginia Inc. Stock Certificate No. 1 and accompanying stock power

6)	Intrado Inc. Stock Certificate No. W6198 and accompanying stock power

7)	Northern Contact, Inc. Stock Certificate No. 1 and accompanying stock power*

8)	Northern Contact, Inc. Stock Certificate No. 2 and accompanying stock power*

9)	West Contact Services, Inc. Stock Certificate No. 15 and accompanying stock power

10)	West Direct, Inc. Stock Certificate No. 1 and accompanying stock power*

11)	West Facilities Corporation Stock Certificate No. 1 and accompanying stock power

12)	West Interactive Corporation Stock Certificate No. 1 and accompanying stock power

13)	West International Corporation Stock Certificate No. 1 and accompanying stock power

14)	West Receivable Services, Inc. Stock Certificate No. 1 and accompanying stock power

15)	West Telemarketing Canada, ULC Stock Certificate No. 4 and accompanying stock power

16)	West Telemarketing Corporation II Stock Certificate No. 2 and accompanying stock power*

17)	CenterPost Communications, Inc. Stock Certificate No. 27 and accompanying stock power*

18)	Ringer Acquisition Corp. Stock Certificate No. 1 and accompanying stock power*

19)	TeleVox Software, Inc. Stock Certificate No. 20 and accompanying stock power

20)	Smarttalk, Inc. Stock Certificate No. 1 and accompanying stock power*

21)	Omnium Worldwide, Inc. Stock Certificate No. 73 and accompanying stock power*

22)	HBF Communications, Inc. Stock Certificate No. 2 and accompanying stock power*

23)	Geo911, Inc. Stock Certificate No. 39 and accompanying stock power

24)	Intrado Command Systems, Inc. Stock Certificate No. 15 and accompanying stock power

25)	Intrado Information Systems Holdings, Inc. Stock Certificate No. 004 and accompanying stock power

26)	Masys Corporation Stock Certificate No. 2 and accompanying stock power

27)	Positron Public Safety Systems Corp. Stock Certificate No. 4 and accompanying stock power

28)	TSW Command Systems Inc. Stock Certificate No. 8 and accompanying stock power

29)	West Direct II, Inc. Stock Certificate No. 1 and accompanying stock power*

30)	Northern Contact, Inc. Stock Certificate No. 3 and accompanying stock power

31)	West Direct II, Inc. Stock Certificate No. 2 and accompanying stock power

*Certificates and note powers delivered to Existing Agent, but certificates have been cancelled as a result of merger, conversion, dissolution of the applicable companies or reissuance and re-pledge of such certificate.

Notes:

1)	$4,000,000 Note made by Vertical Alliance, Inc. due October 27, 2008, and accompanying note power*

2)	$4,819,673 Note made by Vertical Alliance, Inc. due June 20, 2009, and accompanying note power*

3)	$10,000,000 Note made by InterCall Australia Pty. Ltd. due December 31, 2007, and accompanying note power (superseded by $10,000,000 Note made by InterCall Australia Pty. Ltd. due December 31, 2008, and accompanying note power listed as item #9 below)

4)	$3,500,000 Note made by InterCall, Inc. due December 31, 2007, and accompanying note power

5)	$15,000,000 Note made by West Telemarketing Canada, ULC due December 31, 2007, and accompanying note power

6)	$3,500,000 Note made by Jamaican Agent Services Limited due December 31, 2007, and accompanying note power (superseded by $3,500,000 Note made by Jamaican Agent Services Limited due June 30, 2010, and accompanying note power listed as item #12 below)

7)	$7,500,000 Note made by West Contact Services, Inc. due December 31, 2007, and accompanying note power*

8)	Global Intercompany Note dated October 24, 2006 and accompanying instrument of transfer

9)	$10,000,000 Note made by InterCall Australia Pty. Ltd. due December 31, 2008 and accompanying note power

10)	£5,603,638 Note made by West International Holdings Limited due December 31, 2011 and accompanying note power

11)	$3,000,000 Note made by West Telemarketing Canada ULC due June 30, 2010 and accompanying note power

12)	$3,500,000 Note made by Jamaican Agent Services Limited due June 30, 2010 and accompanying note power

*Notes paid

Schedule 3

1. Each of the following is party to the Security Agreement:

a)	Asset Direct Mortgage, LLC

b)	BuyDebtCo, LLC

c)	Cosmosis Corporation

d)	Geo911, Inc.

e)	InterCall Telecom Ventures, LLC

f)	InterCall, Inc.

g)	Intrado Command Systems, Inc.

h)	Intrado Communications Inc.

i)	Intrado Communications of Virginia Inc.

j)	Intrado Inc.

k)	Intrado Information Systems Holdings, Inc.

l)	Intrado International, LLC

m)	Masys Corporation

n)	Northern Contact, Inc.

o)	Positron Public Safety Systems Corp.

p)	Stargate Management LLC

q)	TeleVox Software, Incorporated

r)	The Debt Depot, LLC

s)	West Asset Management, Inc.

t)	West Asset Purchasing, LLC

u)	West At Home, LLC

v)	West Business Services, LLC

w)	West Corporation

x)	West Customer Management Group, LLC

y)	West Direct II, Inc.

z)	West Direct, LLC

aa)	West Facilities, LLC

bb)	West Interactive Corporation

cc)	West International Corporation

dd)	West Notifications Group, Inc.

ee)	West Receivable Services, Inc.

2. To the extent required under the Security Agreement, all outstanding equity interests and promissory notes (with appropriate transfer instruments) owned by or on behalf of each Loan Party have been pledged pursuant to the Security Agreement.

3. All Uniform Commercial Code financing statements and other appropriate documents and instruments required to create and/or perfect the Liens intended to be created and/or perfected under the Security Agreement have been filed, registered, recorded or delivered.

4. All Mortgages, title insurance policies, abstracts, appraisals, legal opinions and other appropriate real estate security documents with respect to all Mortgaged Properties have been filed, registered, recorded or delivered pursuant to the Credit Agreement.

5. All consents and approvals required to be obtained in connection with the execution and delivery of all Collateral Documents, the performance of the obligations thereunder and the granting of the Liens thereunder have been obtained.

Schedule 4

The Existing Agent shall have delivered to the Successor Agent:

a) copies of the Loan Documents existing as of the date hereof, together with all amendments, supplements thereto and any material notices (other than notices or requests delivered under Sections 2.02, 2.03 or 2.04 of the Credit Agreement), from the Borrower or any other Loan Party pursuant to the Loan Documents;

b) an accurate and complete list of (a) all Loans that are outstanding as of the Effective Date, detailing the Type, interest rate, Interest Period, outstanding principal amount, and accrued and unpaid interest of each Loan and (b) the most recently updated amortization schedule of the Term Loans (which shall include adjustments to account for prepayments, if any);

c) an accurate and complete list of the Register as of the Effective Date, together with a true and complete list of all notice and payment instructions for and contact information for the primary credit and operations person at each Lender,

d) an accurate and complete list (to Lehman’s best knowledge as the Existing Agent) of all accrued and unpaid fees under the Loan Documents as of the Effective Date,

f) assignment of Patent Security Agreement dated as of October 24, 2006 and Trademark Security Agreement dated as of October 24, 2006;

g) an accurate and complete list of all financing statements and any amendments, assignments, continuations and terminations thereto previously filed by it in its capacity as Administrative Agent (provided that neither the Existing Agent nor the Successor Agent shall be responsible for the form, content or filing of any such financing statements); and

h) such information and data as shall be reasonably necessary for the Successor Agent to establish an Intralinks website (or substantially similar electronic transmission system) for purposes of general communications with the parties to the Loan Documents.

Schedule 5

SCHEDULE 1.01G TO THE CREDIT AGREEMENT

SUBSIDIARY BORROWERS

1.	West Notifications Group, Inc., a Delaware corporation

2.	West Direct II, Inc., an Arizona corporation

3.	InterCall, Inc., a Delaware corporation

4.	Intrado Inc., a Delaware corporation

5.	TeleVox Software, Incorporated, a Delaware corporation

6.	West Direct, LLC, a Delaware limited liability company

7.	West Interactive Corporation, a Delaware corporation

8.	West Business Services, LLC, a Delaware limited liability company

9.	West Customer Management Group, LLC, a Delaware limited liability company

Schedule 6

Mortgaged Property

1.	5301 Commerce Park Circle, Pensacola, Florida

2.	10940 Laureate Drive, San Antonio, Texas

3.	11330 W IH 10, San Antonio, Texas

4.	11808 Miracle Hills Drive, Omaha, NE

5.	11650 Miracle Hills Drive, Omaha, NE